UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2006

PRESTIGE BRANDS HOLDINGS, INC.

Delaware	001-32433	20-1297589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of Principal executive offices, including Zip Code)

(914) 524-6810
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2006, Prestige Brands Holdings, Inc. (the "Company") issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to fiscal year 2006 third quarter results of operations.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

99.1  Press Release issued by Prestige Brands Holdings, Inc. dated February 6, 2006 (furnished).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2006		PRESTIGE BRANDS HOLDINGS, INC.

	By:	/s/ Charles N. Jolly
	Name:	Charles N. Jolly
	Title:	General Counsel